UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 3, 2016

ARMOUR Residential REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Ocean Drive, Suite 201
Vero Beach, Florida	32963

(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

ARMOUR Residential REIT, Inc. (“ARMOUR”) held its 2016 annual meeting of stockholders at 8:00 a.m. (EDT) on June 3, 2016, for the purpose of: (i) electing nine (9) directors to ARMOUR’s Board of Directors until its 2017 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) ratifying the appointment of Deloitte & Touche LLP (“Deloitte”) as ARMOUR’s independent registered certified public accountants for fiscal year 2016; and (iii) approving, by a non-binding vote, ARMOUR’s 2015 executive compensation. For more information on the proposals described below, please refer to ARMOUR’s proxy statement dated April 20, 2016. As of the record date of April 13, 2016, there were a total of 36,692,694 shares of common stock outstanding and entitled to vote at the annual meeting. At the annual meeting, 31,072,239 shares of common stock, or approximately 84.68% of the shares outstanding and entitled to vote at the annual meeting, were represented in person or by proxy; therefore a quorum was present.

Proposal 1 — To elect nine (9) directors to ARMOUR’s Board of Directors until its 2017 annual meeting of stockholders and until their successors are duly elected and qualified.

The nine (9) nominees proposed by ARMOUR’s Board of Directors were each elected to serve as a director until ARMOUR’s annual meeting of stockholders to be held in 2017 or until their successors are duly elected and qualified. The voting results for each nominee were as follows:

Nominee	For	Withheld	Broker Non-Votes
Scott J. Ulm	13,605,333	811,431	16,655,475
Jeffrey J. Zimmer	13,611,356	805,407	16,655,475
Daniel C. Staton	13,036,594	1,380,170	16,655,475
Marc H. Bell	12,781,014	1,635,750	16,655,475
Carolyn Downey	13,697,438	719,326	16,655,475
Thomas K. Guba	13,688,484	728,280	16,655,475
Robert C. Hain	13,664,068	752,696	16,655,475
John P. Hollihan, III	13,699,478	717,286	16,655,475
Stewart J. Paperin	13,673,040	743,724	16,655,475

Proposal 2 — To ratify the appointment of Deloitte & Touche LLP as ARMOUR’s independent registered certified public accountants for fiscal year 2016.

Stockholders voted to ratify the appointment of Deloitte as ARMOUR’s independent registered certified public accountants for the fiscal year ending December 31, 2016. The proposal received the following final voting results:

For	Against	Abstain
29,879,886	862,885	329,467

Proposal 3 — To approve, by a non-binding vote, ARMOUR’s 2015 executive compensation.

Stockholders voted to approve, by a non-binding vote, ARMOUR’s 2015 executive compensation. The proposal received the following final voting results:

For	Against	Abstain	Broker Non-Votes
7,356,679	6,705,816	354,269	16,655,475

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2016

ARMOUR RESIDENTIAL REIT, INC.

By:	/s/ James R. Mountain
Name: James R. Mountain
Title: Chief Financial Officer